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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 8, 2001

                              AGL RESOURCES INC.
              (Exact Name of Registrant as Specified in Charter)



Georgia                              1-14174                          58-2210952
(State or Other Jurisdiction  (Commission File No.)                (IRS Employer
of Incorporation)                                            Identification No.)



      817 West Peachtree Street, NW, 10th Floor, Atlanta, Georgia  30308
           (Address of Principal Executive Offices)             (Zip Code)




                                (404) 584-9470
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits.

99 Material to be presented at the American Gas Association Conference to be held on May 8, 2001.


Item 9.   Regulation FD Disclosure

See the materials attached as Exhibit 99, which will be presented at the American Gas Association Conference to be held on May 8, 2001.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 AGL RESOURCES INC.
                                      (Registrant)


                                 /s/ Paul R. Shlanta
                                 -----------------------------------------
                                 Paul R. Shlanta
                                 Senior Vice President and General Counsel


Date:  May 7, 2001

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                                 EXHIBIT INDEX


Exhibit
Number               Description
------               -----------

99 Material to be presented at the American Gas Association Conference to be held on May 8, 2001.

                                       4